Exhibit 10.6

                  1995 Management Recognition Plan for Officers

                         BANK WEST FINANCIAL CORPORATION
                           1995 MANAGEMENT RECOGNITION
                      PLAN FOR OFFICERS AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Bank West Financial Corporation (the "Corporation") hereby establishes the 1995 Management Recognition Plan (the "Plan") for the Officers of the Corporation and its subsidiary, Bank West, F.S.B. (the "Bank") and a Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1995 Management Recognition Plan for Officers and Trust Agreement (the "Agreement").

         1.02 The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees of the Corporation and its Subsidiaries with a proprietary interest in the Corporation as compensation for their contributions to the Corporation and its Subsidiaries and as an incentive to make such contributions in the future.


                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in the Agreement, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.02 "Board" means the Board of Directors of the Corporation.

         3.03 "Code" means the Internal Revenue Code of 1986, as amended.

         3.04 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.05 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.
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         3.06  "Disability"  means  any  physical  or  mental  impairment  which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.07 "Effective Date" means the date on which the stockholders of the Corporation approve this Plan, which shall not be earlier than the sixth month anniversary of the consummation of the Offering.

         3.08 "Employee" means any person who is employed by the Corporation or a Subsidiary, including officers or other employees who may be directors of the Corporation.

         3.09 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.10 "Offering" means the offering of Common Stock to the public pursuant to the Plan of Conversion of Bank West, F.S.B.

         3.11 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.12 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

         3.13 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

         3.14  "Subsidiary"   means  those   subsidiaries  of  the  Corporation,
including Bank West, F.S.B., which, with the consent of the Board, agree to participate in this Plan.

         3.15 "Trustee" means those persons (normally, members of the Committee) nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, none of whom shall be an officer or employee of the Corporation and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more individuals (normally, from among its members) to act as Trustees in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.
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        4.02 Role of the Board. The members of the Committee and the Trustee or
Trustees shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees, provided that any directors who are selected as members of the Committee shall not be officers or employees of the Corporation and shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 Amount of Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and its Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees shall be permitted.

         5.02  Investment  of Trust  Assets;  Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan in the first year following the Offering, subject to adjustment as provided in Section 9.01 hereof, shall not exceed 2.8% of the shares of Common Stock which are issued by the Corporation in the Offering (rounded down to the nearest whole number), which shares shall be acquired by the Trust following receipt of stockholder approval of the Plan with funds contributed by the Corporation or its Subsidiaries.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Plan Share Awards may be made to such Employees as may be selected by the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Corporation and its Subsidiaries, and any other factors the Committee may deem relevant. The Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

         6.02 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.01 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Employee. Such terms shall be reflected in a written agreement with the Employee. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.03 Maximum Number of Plan Shares to Any Individual. During the life of this Plan, no Employee shall be granted Plan Share Awards pursuant to this Plan covering an aggregate number of Plan Shares in excess of 1.0% of the shares of Common Stock issued and sold by the Corporation in the Offering, subject to adjustment as provided in Section 9.01 hereof.

         6.04 Allocations Not Required to any Specific Employee. Notwithstanding anything to the contrary in Section 6.01 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01 Earning Plan Shares; Forfeitures.

                  (a) General Rules. Subject to the terms hereof, Plan Shares subject to an Award shall be earned by a Recipient at the rate of 20% of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of a Recipient is terminated prior to the fifth annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.

         In determining the number of Plan Shares which are to be earned, fractional Shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

                  (b) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Corporation or Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.

                  (c) Revocation for Misconduct. Notwithstanding anything in the Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination of employment for cause shall include termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any employment agreement.

For purposes of this paragraph, no act or failure to act on the Employee's part shall be considered "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's action or omission was in the best interest of the Corporation and its Subsidiaries.

         7.02 Distribution of Dividends. Any cash dividends or stock dividends declared in respect of each Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03     Distribution of Plan Shares.

                  (a) Timing of Distributions: General Rule. Except as provided in Section 7.03(b), Plan Shares shall be distributed to a Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to a Recipient or Beneficiary pursuant to a Plan Share Award within six months from the date on which that Plan Share Award was granted to such person. In addition, no Plan Shares shall be distributed unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the Plan Shares shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Corporation by such vote, if any, as may be required by applicable laws and regulations.

                  (b) Timing: Exception for 10% Stockholders. Notwithstanding Sections 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Offering to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Offering.

                  (c) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                  (d) Withholding. The Trustees may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustees may require the Recipient or Beneficiary to pay to the Trustees the amount required to be withheld as a condition of delivering the Plan Shares. The Trustees shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (e) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. If the Recipient does not direct the Trustees as to the voting of Plan Shares which have not yet been earned and distributed pursuant to Section 7.03, such shares shall not be voted by the Trustees. In the event a tender offer is made for Plan Shares, the Trustees shall tender Plan Shares held by the Plan which have not yet been earned and distributed in accordance with instructions from the Recipient.


                                  ARTICLE VIII
                                      TRUST

         8.01 Trust. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust by the Corporation and Subsidiary may be temporarily invested in such interest-bearing account or accounts as the Trustees shall determine to be appropriate. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to 100% of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to give any bond.

         8.03 Records and Accounts. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Expense. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation and its Subsidiaries.

         8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustees harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Offering resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to (i) any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements, and (ii) compliance with all applicable federal and state laws, rules and regulations. The Board may not, without the consent of the holder of a Plan Share Award, alter or impair any Plan Share Award previously granted under this Plan as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Corporation or any Subsidiary.

         9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

         9.06 Governing Law. The Plan and Trust shall be governed by the laws of the State of Michigan.

         9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (a) ten (10) years from the Effective Date, (b) termination by the Board, or
(c) the distribution to Recipients and Beneficiaries of all assets of the Trust.

         9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.


         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 14th day of August 1995.


ATTEST:                                       BANK WEST FINANCIAL CORPORATION



/s/ Joseph F. Kirkwood                 By:    /s/ Paul W. Sydloski
    ----------------------                    ------------------
    Joseph F. Kirkwood                            Paul W. Sydloski
    Secretary                                     President and
                                                  Chief Executive Officer

                                              TRUSTEES:


                                              /s/ Jacob Haisma
                                              ------------------
                                              Jacob Haisma

                                              /s/ George Jackoboice
                                              ------------------
                                              George Jackoboice

                                              /s/ Richard Bishop
                                              ------------------
                                              Richard Bishop